UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end:  March 31, 2019

Date of reporting period:  March 31, 2019

Item 1. Reports to Stockholders.

Annual Report

March 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

March 31, 2019

Dear Fellow Shareholders:

Results

The Aasgard Dividend Growth Small & Mid-Cap Fund’s (“AADGX” or the “Fund”) strategy ended the quarter up 10.56% on a net basis. This result lagged the return of our primary benchmark, the S&P MidCap 400® Index (the “Index”) of 14.49%.  Over the past fiscal year, the Fund has outperformed the Index, up 4.69% vs. 2.59% for the Index. 2018 was an excellent test of the efficacy of our strategy. The fourth quarter’s significant sell-off allowed the Fund to generate outperformance by drawing down less than our benchmark. Our strategy is broadly diversified across industries, owns companies that exhibit stable earnings growth, strong balance sheets, and consistently rising dividend payments relative to their peers. The strategy has shown robust returns and continued to perform to expectations.

Market & Economic Review

2018 was a very volatile year for the stock market. A sharp contrast to 2017, which was characterized by low volatility and strong price appreciation. In 2018 early euphoria over the newly passed tax reform quickly faded on trade concerns and higher interest rates. After a sharp correction in February 2018, the market rallied in fits and starts through September. Throughout the year, earnings growth was very strong. Tax reform had cut the corporate tax rate to 21% from 35%. Revenue growth was also very strong throughout the year. Despite strong earnings and revenue growth, the market dropped dramatically in the fourth quarter of 2018. Combined fears over rising interest rates, tariff escalation, and a potential government shutdown drove investors out of the market. The S&P 500® Index dropped nearly 20% between September 20th and December 24th, 2018. The first quarter of 2019 saw the market rally strongly from the lows, enthusiasm returned to the market as one-by-one the factors that drove the downside ebbed away.

Investment Activity

While the market improved in Q2 2018, some segments wallowed. Banks, financials, and industrials were stymied by tariffs and stubbornly low interest rates. During Q2 we took losses on SEI (SEIC), Washington Federal (WAFD) which were replaced by Zion Bank (ZION) and Bank of the Ozark (OZRK). Manpower (MAN) was sold on a lower than expected profit environment. Standard Auto Parts was hurt by the tariff uncertainty. JB Hunt (JBHT) and Vail Resorts (MTN) were purchased as replacements.

In Q3 2018 we only made one trade, we sold Bank of the Ozark in late August and purchased Old Republic Intl., an insurance company, to replace it.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

In Q4 2018 we saw a very sharp correction in October, during which companies of all types sold off. We noted as the year went by that the companies that appreciated the most were primarily in the non-earnings category. Over 30% of the companies in the Russell 2000 Index were not generating annual profits. When the correction occurred, these companies fell the most. Fortunately, all the companies in the portfolio have been profitable over the past fiscal year. When stocks began rebounding in the final days of December and throughout January those companies that had fallen the most had rebounded the strongest. We note that software and biotech companies have rallied very strongly in January 2019.

We made a significant rebalance of holdings in January. The strategy seeks to be sector neutral relative to our benchmark. In 2018 GICS added a new sector, Communications. The rebalancing of the sectors gave rise to a re-weighting of existing sectors in the portfolio. Further, many of our most successful holdings had grown too large to continue holding, well over our $15 billion market capitalization ceiling. Additionally, many positions had declined in value significantly, leading to tax loss harvesting sales and replacements. In total, 18 companies were sold and replaced in January. The portfolio now more closely resembles our idealized factor exposure by: market cap, earnings and revenue growth, dividend yield, quality factors, momentum factor, and sector neutral composition.

Market Outlook

Our baseline expectation is for further market price appreciation through the end of 2019 based on solid earnings growth. While many may fear a recession based on the longevity of this economic cycle, we do not share this view. There is no fundamental law requiring recessions based on time duration. Recessions are most often the result of over-investment, either in productive capacity or asset prices. When capital is misallocated to unproductive capacity, the capacity is eventually cut, workers are laid off and economic activity declines until a new equilibrium is found. At this time, we do not see an obvious misallocation of capital. Volatile manufacturing and energy sectors are not currently in an overcapacity condition. No stock market, housing, or other asset bubble is apparent.

In 2018 there was a realistic fear of monetary policy overshooting and inducing a recession. The Federal Reserve Board has been steadily increasing interest rates, attempting to bring the Fed Funds rate to a vaguely defined neutral status. A rate that neither induces or restricts the demand for borrowing. Estimates of that rate are between 2-3%, essentially a rate slightly above the prevailing inflation rate. As of December 2018, the Fed Funds rate is between 2.25% and 2.50%, effectively neutral. There was some fear that the Fed would continue raising rates and choking off demand as borrowers would be forced to pay more in interest and less for other uses of cash. This fear has now abated as the Fed has declared their intention to hold rates static through 2019, potentially raising rates again in 2020 if inflation picks up. There is some potential for inflation to pick up throughout 2019 as wage inflation passes through to goods prices.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

The U.S. labor market is on strong footing in 2019. Unemployment is under 4%, and the labor participation rate is increasing. Further, wage growth is solidly ahead of inflation, 3.3% vs. 1.95% as of March 2019. We expect consumer consumption to rise based on further wage and employment gains in 2019 and into 2020. The housing market may pickup again on lower mortgage rates. The 30-year fixed mortgage rate hovered around 5% in 2018 but has fallen in the first part of 2019 to 4%. This lower mortgage rate will likely stimulate refinancing and new home purchases.

The wildcard for 2019 GDP growth will be capital expenditures by corporations. Much of the press coverage around tax reform has centered on repatriated dollars being used to buy back stock. Ideally, tax savings would be invested in productive capacity and labor, which would stimulate further growth. Stock buy-backs simply return capital to investors to be used elsewhere in the economy or reinvested. Not as well known is that tax reform offered up a 5-year term, 100% accelerated depreciation of capital equipment spending. Accelerated depreciation allows companies to completely write off capital spending against earnings. We expect corporations to increase capital spending to take advantage of this opportunity. After an initial surge in the first two quarters of 2018, capital spending has paused. Our suspicion is that the ongoing trade negotiations have stymied capital spending as corporate actors await resolution. Also, of consideration is the time lag between passage of tax reform and eventual corporate spending. First an opportunity must be identified, then business plans drawn up, properties or equipment found, vendors selected, and finally capital spent. This transmission lag time could be years. We expect to see the fruits of accelerated depreciation to start showing up in earnest in the second half of 2019. Capital spending alongside further consumer spending will likely keep real GDP growing at 2-3% this year.

For now, we remain bullish on the economy and stock market. There are plenty of worries to keep us up but baseline economic growth is not one of them. We do worry that geopolitical tensions with Iran could cause oil and gasoline prices to spike, this would severely crimp consumer spending. We also worry that the Federal Reserve will prematurely seek to raise interest rates. With global growth slowing and inflation very low, we do not see reason for the Fed to do so, but anything is possible. If and when the Fed does start raising interest rates we believe that the ever-growing segment of non-earning companies operating on borrowed money will start to fail. Higher rates will hit them first as lenders begin to anticipate their inability to make future interest and principal payments. We believe higher interest rates will be the factor that precipitates the next recession.

Our strategy will be to remain disciplined. The companies in the portfolio are generally cheaper than the broader market. They all produced positive sales, earnings, and dividend growth. We do not have exposure to non-earners living on borrowed money. The companies in the Fund have strong balance sheets and plentiful cash flow. While their stock prices may not go up as fast as non-earners in a bull market, value is found in their stability. When this cycle fully matures, and a

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

recession begins, companies that require external financing will likely fall the most. Whereas we believe our companies can survive and hopefully take market share in the recession. We will remain focused on finding value in fundamentally strong business, at fair valuations, that have paid consistently more to own them.

Sincerely,

James Walsh, CFA
Portfolio Manager

Past performance is no guarantee of future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. Please see the schedule of investments in this report for complete Fund holdings.

The information provided herein represents the opinion of Coldstream Wealth Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500® Index, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market. The Index includes the reinvestment of dividends.

The Russell 2000 index is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index.

You cannot directly invest in an index.

Mutual Fund investing involves risk, loss of principal is possible. Losing all or a portion of your investment is a risk of investing in the Fund. Investments in small- and mid-cap companies involve additional risk such as limited liquidity and greater volatility than larger companies. Investments in real estate investment trusts (“REITs”) will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.

Diversification does not assure a profit nor protect against loss in a declining market.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus.

The Fund is distributed by Quasar Distributors, LLC.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

FUND PERFORMANCE CHART at March 31, 2019

Comparison of the change in value of a hypothetical $10,000 investment in the
Aasgard Dividend Growth Small & Mid-Cap Fund vs. S&P MidCap 400® Index.

		Since
Average Annual Total Return:	One Year	Inception[1]
Aasgard Dividend Growth Small & Mid-Cap Fund	4.69%	11.87%
S&P MidCap 400® Index	2.59%	11.09%

¹	The Fund commenced operations on April 1, 2016.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 476-1909.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers were in effect prior to March 31, 2018.  In the absence of fee waivers, returns would be reduced. For the year ended March 31, 2019, the advisor recouped previously waived fees.  In the absence of the recoupment, returns would be higher.  The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500® Index, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

EXPENSE EXAMPLE at March 31, 2019 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. The Aasgard Dividend Growth Small & Mid-Cap Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/18 – 3/31/19).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

EXPENSE EXAMPLE at March 31, 2019 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	10/1/18	3/31/19	10/1/18 – 3/31/19
Actual	$1,000.00	$ 955.00	$6.09
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.70	$6.29

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS at March 31, 2019 (Unaudited)

0.9%
5.8%
8.3%
15.2%
3.9%
3.9%
1.9%
3.9%
1.9%
7.7%
13.0%
2.1%
6.3%
3.8%
1.8%
5.6%
2.1%
4.4%
3.8%
3.7%

- Administrative Support, Waste Management - 5.8%
- Computer and Electronic Product Manufacturing - 15.2%
- Construction - 1.9%
- Finance and Insurance - 13.0%
- Food Manufacturing - 3.8%
- Health Care and Social Assistance - 5.6%
- Information - 3.7%
- Machinery Manufacturing - 3.8%
- Miscellaneous Manufacturing - 4.4%
- Paper Manufacturing - 2.1%
- Petroleum and Coal Products Manufacturing - 1.8%
- Professional, Scientific, and Technical Services - 6.3%
- Real Estate and Rental and Leasing - 2.1%
- Retail Trade - 7.7%
- Transportation and Warehousing - 3.9%
- Transportation Equipment Manufacturing - 1.9%
- Utilities - 3.9%
- Wholesale Trade - 3.9%
- REITS - 8.3%
- Money Market Fund - 0.9%

Percentages represent market value as a percentage of total investments.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

SCHEDULE OF INVESTMENTS at March 31, 2019

Shares	COMMON STOCKS – 90.61%	Value
	Administrative and Support Services – 5.80%
10,045	Broadridge Financial Solutions, Inc.	$1,041,566
15,960	Robert Half International, Inc.	1,039,954
26,670	Rollins, Inc.	1,110,005
		3,191,525
	Ambulatory Health Care Services – 3.70%
11,400	Quest Diagnostics, Inc.	1,025,088
9,625	U.S. Physical Therapy, Inc.	1,010,914
		2,036,002
	Clothing and Clothing Accessories Stores – 1.99%
24,711	Nordstrom, Inc.	1,096,674

	Computer and Electronic Product Manufacturing – 15.20%
1,565	Badger Meter, Inc.	87,077
20,625	FLIR Systems, Inc.	981,338
15,520	Garmin Ltd.	1,340,152
19,625	Maxim Integrated Products, Inc.	1,043,461
12,430	Microchip Technology, Inc.	1,031,193
27,110	Plantronics, Inc.	1,250,042
10,660	ResMed, Inc.	1,108,320
12,050	Xilinx, Inc.	1,527,819
		8,369,402
	Construction – 1.87%
36,870	PulteGroup, Inc.	1,030,885

	Credit Intermediation and Related Activities – 7.20%
16,385	Commerce Bancshares, Inc.	951,313
14,170	Prosperity Bancshares, Inc.	978,580
15,560	UMB Financial Corp.	996,462
28,600	United Bankshares, Inc.	1,036,464
		3,962,819
	Food Manufacturing – 3.78%
6,480	J&J Snack Foods Corp.	1,029,283
6,715	Lancaster Colony Corp.	1,052,173
		2,081,456
	Furniture and Home Furnishings Stores – 1.92%
18,760	Williams-Sonoma, Inc.	1,055,625

	General Merchandise Stores – 2.04%
11,505	Tractor Supply Co.	1,124,729

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

SCHEDULE OF INVESTMENTS at March 31, 2019, Continued

Shares	COMMON STOCKS – 90.61%, Continued	Value
	Insurance Carriers and Related Activities – 3.65%
48,020	Old Republic International Corp.	$1,004,578
7,065	Reinsurance Group of America, Inc.	1,003,089
		2,007,667
	Machinery Manufacturing – 3.78%
30,085	Gorman-Rupp Co.	1,021,085
6,980	IDEX Corp.	1,059,145
		2,080,230
	Merchant Wholesalers, Durable Goods – 2.02%
4,210	Lennox International, Inc.	1,113,124

	Merchant Wholesalers, Nondurable Goods – 1.93%
18,275	RPM International, Inc.	1,060,681

	Miscellaneous Manufacturing – 4.39%
11,265	Hill-Rom Holdings, Inc.	1,192,513
9,570	STERIS plc	1,225,247
		2,417,760
	Motion Picture and Sound Recording Industries – 1.99%
27,330	Cinemark Holdings, Inc.	1,092,927

	Nonstore Retailers – 1.82%
3,320	W.W. Grainger, Inc.	999,088

	Nursing and Residential Care Facilities -1.86%
13,495	National HealthCare Corp.	1,024,001

	Paper Manufacturing – 2.06%
18,430	Sonoco Products Co.	1,133,998

	Petroleum and Coal Products Manufacturing – 1.76%
19,645	HollyFrontier Corp.	967,909

	Pipeline Transportation – 1.81%
23,946	Targa Resources Corp.	994,956

	Professional, Scientific, and Technical Services – 6.25%
11,590	CDW Corp.	1,116,928
4,770	FactSet Research Systems, Inc.	1,184,248
8,225	Jack Henry & Associates, Inc.	1,141,137
		3,442,313
	Publishing Industries (Except Internet) – 1.72%
17,180	Meredith Corp.	949,367

	Rental and Leasing Services – 2.10%
20,415	McGrath RentCorp	1,154,877

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

SCHEDULE OF INVESTMENTS at March 31, 2019, Continued

Shares	COMMON STOCKS – 90.61%, Continued	Value
	Securities, Commodity Contracts, and Other
	Financial Investments and Related Activities – 2.10%
4,695	MarketAxess Holdings, Inc.	$1,155,346

	Support Activities for Transportation – 2.06%
14,965	Expeditors International of Washington, Inc.	1,135,843

	Transportation Equipment Manufacturing – 1.93%
12,605	Polaris Industries, Inc.	1,064,240

	Utilities – 3.88%
10,445	Atmos Energy Corp.	1,075,104
19,105	UGI Corp.	1,058,799
		2,133,903
	TOTAL COMMON STOCKS (Cost $43,935,085)	49,877,347

	REITS – 8.30%
10,935	Camden Property Trust	1,109,903
14,910	EPR Properties	1,146,579
11,485	Extra Space Storage, Inc.	1,170,436
61,721	Medical Properties Trust, Inc.	1,142,456
	TOTAL REITS (Cost $3,623,691)	4,569,374

	MONEY MARKET FUND – 0.99%
541,988	Fidelity Investments Money Market Funds –
	Government Portfolio – Class I, 2.30% (a)	541,988
	TOTAL MONEY MARKET FUND (Cost $541,988)	541,988
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $48,100,764) – 99.90%	54,988,709
	Other Assets in Excess of Liabilities – 0.10%	56,970
	NET ASSETS – 100.00%	$55,045,679

REIT – Real Estate Investment Trust
(a)	Rate shown is the 7-day annualized yield as of March 31, 2019.

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2019

ASSETS
Investments in securities, at value
(identified cost $48,100,764)	$54,988,709
Receivables:
Fund shares sold	60,000
Dividends and interest	79,949
Prepaid expenses	20,643
Total assets	55,149,301

LIABILITIES
Payables:
Advisory fees	39,967
Administration and fund accounting fees	24,695
Audit fees	20,500
Transfer agent fees and expenses	7,977
Shareholder reporting	4,155
Chief Compliance Officer fee	3,000
Legal fees	856
Trustee fees and expenses	636
Accrued other expenses	1,836
Total liabilities	103,622

NET ASSETS	$55,045,679

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$55,045,679
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	4,293,387
Net asset value, offering and redemption price per share	$12.82

COMPOSITION OF NET ASSETS
Paid-in capital	$48,720,898
Total distributable earnings	6,324,781
Net assets	$55,045,679

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2019

INVESTMENT INCOME
Income
Dividends	$1,076,463
Interest	10,707
Total income	1,087,170

Expenses
Advisory fees (Note 4)	421,796
Administration and fund accounting fees (Note 4)	74,389
Transfer agent fees and expenses (Note 4)	28,002
Audit fees	20,500
Trustee fees and expenses	15,200
Legal fees	12,425
Custody fees (Note 4)	9,755
Registration fees	9,364
Chief Compliance Officer fee (Note 4)	9,000
Miscellaneous expenses	7,746
Reports to shareholders	4,539
Insurance expense	1,974
Total expenses	614,690
Add: advisory fee recoupment (Note 4)	5,599
Net expenses	620,289
Net investment income	466,881

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(226,021)
Net change in unrealized appreciation on investments	1,582,537
Net realized and unrealized gain on investments	1,356,516
Net Increase in Net Assets Resulting from Operations	$1,823,397

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$466,881	$361,837
Net realized gain/(loss) on investments	(226,021)	1,682,790
Net change in unrealized
appreciation on investments	1,582,537	1,817,467
Net increase in net assets
resulting from operations	1,823,397	3,862,094

DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions
to shareholders	(1,619,183)	(1,269,269)
Total distributions to shareholders	(1,619,183)	(1,269,269	)*

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	17,457,522	5,437,049
Total increase in net assets	17,661,736	8,029,874

NET ASSETS
Beginning of year	37,383,943	29,354,069
End of year	$55,045,679	$37,383,943	**

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2019		March 31, 2018
Shares sold	1,528,261	$19,876,660	577,681	$7,085,477
Shares issued
on reinvestments
of distributions	136,293	1,619,183	100,477	1,269,269
Shares redeemed	(322,940)	(4,038,321)	(241,700)	(2,917,697)
Net increase	1,341,614	$17,457,522	436,458	$5,437,049

*	Includes net investment income distributions of $377,325 and net realized gain distributions of $891,944.
**	Includes accumulated undistributed net investment income of $17,003.

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,
	2019	2018	2017 *
Net asset value,
beginning of year	$12.66	$11.67	$10.00

Income from
investment operations:
Net investment income	0.12	0.14	0.20
Net realized and unrealized
gain on investments	0.44	1.32	1.66
Total from investment operations	0.56	1.46	1.86

Less distributions:
From net investment income	(0.12)	(0.14)	(0.19)
From net realized
gain on investments	(0.28)	(0.33)	—
Total distributions	(0.40)	(0.47)	(0.19)

Net asset value, end of year	$12.82	$12.66	$11.67

Total return	4.69%	12.54%	18.79%

Ratios/supplemental data:
Net assets, end
of year (thousands)	$55,046	$37,384	$29,354

Ratio of expenses to average net assets:
Before advisory fee waiver
and expense recoupment	1.24%	1.42%	1.54%
After advisory fee waiver
and expense recoupment	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before advisory fee waiver
and expense recoupment	0.95%	0.93%	1.67%
After advisory fee waiver
and expense recoupment	0.94%	1.10%	1.96%
Portfolio turnover rate	63.38%	53.19%	41.73%

*	Commencement of operations on April 1, 2016.

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2019

NOTE 1 – ORGANIZATION

The Aasgard Dividend Growth Small & Mid-Cap Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The investment objective of the Fund is to seek a combination of dividend income and capital appreciation, with a secondary focus on lower than market volatility. The Fund commenced operations on April 1, 2016.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2017-2018, or expected to be taken in the Fund’s 2019 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2019, Continued

The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, quarterly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs: The Fund may invest in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of March 31, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2019, Continued

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, real estate investment trusts, and closed-end funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2019, Continued

valued at the most recent sales price.  Investments in open-end funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2019, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2019:

Common Stocks	Level 1	Level 2	Level 3	Total
Administrative Support,
Waste Management	$3,191,525	$—	$—	$3,191,525
Construction	1,030,885	—	—	1,030,885
Finance and Insurance	7,125,832	—	—	7,125,832
Health Care and Social Assistance	3,060,002	—	—	3,060,002
Information	2,042,294	—	—	2,042,294
Manufacturing	18,114,995	—	—	18,114,995
Professional, Scientific,
and Technical Services	3,442,313	—	—	3,442,313
Real Estate and Rental and Leasing	1,154,877	—	—	1,154,877
Retail Trade	4,276,116	—	—	4,276,116
Transportation and Warehousing	2,130,800	—	—	2,130,800
Utilities	2,133,903	—	—	2,133,903
Wholesale Trade	2,173,805	—	—	2,173,805
Total Common Stocks	49,877,347	—	—	49,877,347
REITs	4,569,374	—	—	4,569,374
Money Market Fund	541,988	—	—	541,988
Total Investments in Securities	$54,988,709	$—	$—	$54,988,709

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at March 31, 2019, the end of the reporting period. There were no transfers between levels during the year ended March 31, 2019.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2019, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Coldstream Capital Management, Inc. (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to the Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 0.85% based upon the average daily net assets of the Fund.  For the year ended March 31, 2019, the advisory fees incurred by the Fund are disclosed in the statement of operations.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses in order to ensure that the net annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) do not exceed 1.25% of the Fund’s average daily net assets.  The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36 month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended March 31, 2019, the Advisor recouped fees in the amount of $5,599. Cumulative expenses subject to recapture pursuant to expire as follows:

Expiration	Amount
March 2020	$62,336
April 2020 – March 2021	56,366
$118,702

Fund Services, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the year ended March 31, 2019 are disclosed in the statements of operations.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2019, Continued

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.  Fees paid by the Fund to U.S. Bank N.A. for custody services for the year ended March 31, 2019 are disclosed in the Statement of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2019, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $47,196,593 and $30,976,675, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has an unsecured line of credit in the amount of $3,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended March 31, 2019, the Fund drew on its line of credit. The Fund had an outstanding average daily balance of $4,466, paid a weighted average interest rate of 5.50% and incurred interest expense of $249. The maximum borrowing by the Fund during the year ended March 31, 2019 was $260,000, which occurred on December 28, 2018. At March 31, 2019 the Fund had no outstanding loan amounts.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The distributions paid by the Fund during the year ended March 31, 2019 and the year ended March 31, 2018, were characterized as follows:

	March 31, 2019	March 31, 2018
Ordinary income	$ 474,589	$1,016,244
Long-term capital gains	$1,144,594	$ 253,025

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2019, Continued

As of March 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$48,100,764
Gross tax unrealized appreciation	7,572,846
Gross tax unrealized depreciation	(684,901)
Net tax unrealized appreciation (a)	6,887,945
Undistributed ordinary income	9,273
Undistributed long-term capital gain	—
Total distributable earnings	9,273
Other accumulated gains/(losses)	(572,437)
Total accumulated earnings/(losses)	$6,324,781

(a) The book-basis and tax-basis net unrealized appreciation and cost are the same.

At March 31, 2019, the Fund had short-term capital loss carryforwards of $572,437. The capital losses can be carried forward indefinitely to offset future gains.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Small- and Medium-Sized Companies Risk – Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Investment Style Risk – The Fund’s investments in dividend-paying common stocks may cause the Fund to underperform funds that do not limit their investments to dividend-paying common stocks during periods when dividend-paying stocks underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2019, Continued

•	Growth Stock Risk – Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
•
Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

•
Real Estate Investment Trust (REIT) Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs have their own expenses, and the Fund will bear a proportionate share of those expenses. In addition, the value of an individual REIT’s securities can decline if the REIT fails to continue qualifying for special tax treatment.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Advisors Series Trust and
Shareholders of
Aasgard Dividend Growth Small & Mid Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Aasgard Dividend Growth Small & Mid Cap Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 29, 2019

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTICE TO SHAREHOLDERS at March 31, 2019 (Unaudited)

For the year ended March 31, 2019, the Fund designated $474,589 as ordinary income and $1,144,594 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended March 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2019 was 100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended March 31, 2019 was 0.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (877) 476-1909 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 476-1909.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Information included in the Fund’s Form N-Q is also available by calling (877) 476-1909.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (877) 476-1909 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2019 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 72)		term;	Gamma Delta		Advisors Series
615 E. Michigan Street		since	Housing Corporation		Trust (for
Milwaukee, WI 53202		March	(collegiate housing		series not
		2014.	management)		affiliated with
			(2012 to present);		the Fund);
			Trustee and Chair		Independent
			(2000 to 2012),		Trustee from
			New Covenant		1999 to 2012,
			Mutual Funds		New Covenant
			(1999 to 2012);		Mutual Funds
			Director and Board		(an open-end
			Member, Alpha Gamma		investment
			Delta Foundation		company with
			(philanthropic		4 portfolios).
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head	1	Trustee,
(age 58)		term*;	of Business		Advisors Series
615 E. Michigan Street		since	Development		Trust (for
Milwaukee, WI 53202		March	(February 2019 to		series not
		2017.	present) Ballast		affiliated with
			Equity Management,		the Fund).
LLC (a privately-held
investment advisory
firm); Managing
Director and Vice
President, Jensen
Investment
Management, Inc.
(a privately-held
investment advisory
firm) (2002 to 2017).

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2019 (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)
George J. Rebhan	Chairman	Indefinite	Retired; formerly	1	Trustee,
(age 84)	of the	term;	President, Hotchkis		Advisors Series
615 E. Michigan Street	Board	since	and Wiley Funds		Trust (for
Milwaukee, WI 53202	and	May	(mutual funds)		series not
	Trustee	2002.	(1985 to 1993).		affiliated with
the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 71)		term;	Manager, President,		Advisors Series
615 E. Michigan Street		since	CEO, U.S. Bancorp		Trust (for
Milwaukee, WI 53202		September	Fund Services, LLC,		series not
		2008.	and its predecessors,		affiliated with
			(May 1991 to July 2017).		the Fund).

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	1	Trustee,
(age 60)		term*;	Group, Inc. (financial		Advisors Series
615 E. Michigan Street		since	consulting firm)		Trust (for series
Milwaukee, WI 53202		January	(1998 to present).		not affiliated
		2016.			with the Fund);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
16 portfolios),
DoubleLine
Opportunistic
Credit Fund
and DoubleLine
Income
Solutions Fund,
from 2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2019 (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 50)	Chief	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Executive	December	(February 1996 to present).
Milwaukee, WI 53202	Officer and	2018.
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 57)	President,	term; since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Treasurer	December	(October 1998 to present).
Milwaukee, WI 53202	and	2007.
Principal
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 47)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 36)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		December	(July 2010 to present).
Milwaukee, WI 53202		2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 61)	President,	term; since	LLC and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2019 (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Emily R. Enslow, Esq.	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 32)	President	term; since	(July 2013 to present).
615 E. Michigan Street	and	December
Milwaukee, WI 53202	Secretary	2017.

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of March 31, 2019, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-476-1909.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 5-6, 2018, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Coldstream Capital Management, Inc. (the “Advisor”) on behalf of the Aasgard Dividend Growth Small & Mid-Cap Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 17-18, 2018, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of July 31, 2018 on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

appropriate securities benchmarks.  The Board noted that the Fund was newer, with less than three years of performance history.  The Board also took into account that the Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  The Board also took into account the Advisor’s views as to the reasons for the Fund’s relative performance against peers and benchmarks over various time periods and its future outlook for the Fund. In considering the Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for the one-year and since inception periods.
The Board reviewed the performance of the Fund against broad-based securities market benchmarks.

The Board also considered any differences in performance between similarly managed accounts and the Fund, noting that the Fund had underperformed the similarly managed accounts for the one-year period.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed accounts for other types of clients as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.25% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was above the median and average of its peer group.  The Board noted that the Fund’s total expense ratio was also above the median and average of its peer group when it was adjusted to include only funds with similar asset sizes.  The Board also noted that the contractual advisory fee was above the median and average of its peer group and that the contractual advisory fee was also above the peer group median and average when the peer group was adjusted to include only funds with

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

similar asset sizes.  The Board found that the fees charged to the Fund were lower than, equal to, or higher than the fees charged by the Advisor to its similarly managed account clients depending on the asset level.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board took into account that the Fund was not being broadly distributed at this time and that the only shareholders were advisory clients of the Advisor and friends and family of the Advisor.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.
4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap but that the Fund is currently operating below the Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund.  The Board also considered that the Fund does not charge any Rule 12b-1 fees or utilize “soft dollars.”  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive at this time, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
Coldstream Capital Management, Inc.
One – 100th Avenue NE, Suite 102
Bellevue, Washington  98004

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania  19102

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York  10103

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
(877) 476-1909

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin  53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (877) 476-1909. Statements and other information herein are dated and are subject to change.

AN-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$16,900	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2019	FYE 3/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief
Executive Officer/Principal Executive Officer

Date    6/6/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief
Executive Officer/Principal Executive Officer

Date    6/6/19

By (Signature and Title)*                    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date   6/6/19

* Print the name and title of each signing officer under his or her signature.